UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

FORM N-Q

OCTOBER 31, 2017

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 42.7%
CONSUMER DISCRETIONARY - 8.4%
Auto Components - 1.2%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	600,000		$620,250	(a)
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	480,000		484,800	(a)
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	420,000		433,650
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	1,050,000		1,073,625	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	2,160,000		2,276,100	(a)

Total Auto Components					4,888,425

Diversified Consumer Services - 0.3%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	830,000	GBP	1,360,538	(c)

Hotels, Restaurants & Leisure - 2.0%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	420,000		429,975	(a)
Aramark Services Inc., Senior Notes	5.000%	4/1/25	870,000		931,988	(a)
Aramark Services Inc., Senior Notes	4.750%	6/1/26	230,000		241,150
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	1,150,000		1,184,500	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	970,000		1,020,925
MGM Resorts International, Senior Notes	6.625%	12/15/21	810,000		907,200
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	1,040,000		1,084,720	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	220,000		244,185
Scientific Games International Inc., Senior Subordinated Notes	6.625%	5/15/21	380,000		394,725
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	404,000		435,310	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	1,010,000		1,020,100	(a)

Total Hotels, Restaurants & Leisure					7,894,778

Household Durables - 0.1%
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	500,000		520,000

Internet & Direct Marketing Retail - 0.2%
Amazon.com Inc., Senior Notes	3.875%	8/22/37	910,000		946,502	(a)

Media - 2.7%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	420,000		436,800	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	500,000		506,250	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	60,000		63,929
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	400,000		396,729	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000		208,017
DISH DBS Corp., Senior Notes	5.875%	11/15/24	780,000		781,950
DISH DBS Corp., Senior Notes	7.750%	7/1/26	730,000		801,175
EW Scripps Co., Senior Notes	5.125%	5/15/25	630,000		648,900	(a)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	670,000		713,550	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	660,000		693,825	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	1,220,000		1,316,075	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	500,000		498,125	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	610,000		608,475	(a)
Urban One Inc., Senior Secured Notes	7.375%	4/15/22	940,000		948,225	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	760,000	GBP	1,096,353	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Media - (continued)
Vue International Bidco PLC, Senior Secured Notes	7.875%	7/15/20	760,000	GBP	$1,036,274	(c)

Total Media					10,754,652

Specialty Retail - 1.3%
AA Bond Co., Ltd., Secured Notes	5.500%	7/31/22	810,000	GBP	1,110,524	(c)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	840,000		529,200	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	610,000		570,350	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	850,000		851,105
Masaria Investments SAU, Senior Secured Bonds (3 mo. Euribor + 5.250%)	4.888%	9/15/24	440,000	EUR	516,378	(a)(d)
Masaria Investments SAU, Senior Secured Bonds	5.000%	9/15/24	150,000	EUR	177,577	(a)
PetSmart Inc., Senior Notes	8.875%	6/1/25	1,290,000		1,019,100	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	460,000		474,950	(a)

Total Specialty Retail					5,249,184

Textiles, Apparel & Luxury Goods - 0.6%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	2,430,000		2,512,013	(a)

TOTAL CONSUMER DISCRETIONARY					34,126,092

CONSUMER STAPLES - 1.3%
Beverages - 0.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	900,000		913,500	(a)

Food & Staples Retailing - 0.3%
CVS Health Corp., Senior Notes	5.125%	7/20/45	330,000		370,166
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	690,000		747,238	(c)

Total Food & Staples Retailing					1,117,404

Food Products - 0.7%
Grupo Bimbo SAB de CV, Senior Notes	4.500%	1/25/22	1,200,000		1,276,473	(c)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	210,000		218,255
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	130,000		142,985
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	10,000		10,707
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	120,000		131,344
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	380,000		399,000	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	530,000		558,488	(a)

Total Food Products					2,737,252

Tobacco - 0.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	470,000		415,950
Reynolds American Inc., Senior Notes	3.250%	6/12/20	113,000		115,939

Total Tobacco					531,889

TOTAL CONSUMER STAPLES					5,300,045

ENERGY - 7.0%
Oil, Gas & Consumable Fuels - 7.0%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	630,000		767,189
Apache Corp., Senior Notes	4.250%	1/15/44	410,000		392,728
Berry Petroleum Co. Escrow	—	—	220,000		0	*(e)(f)(g)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	520,000		601,250	(a)
Chesapeake Energy Corp., Secured Notes	8.000%	12/15/22	220,000		237,532	(a)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	820,000		832,300
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	450,000		451,125	(a)
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	570,000		551,119	(a)
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	1,390,000		1,445,600	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	520,000		561,600	(a)
DCP Midstream Partners LP, Senior Notes	4.950%	4/1/22	280,000		291,900
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000		56,402
Devon Energy Corp., Senior Notes	5.000%	6/15/45	980,000		1,046,460
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	430,000		439,675

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	180,000	$187,875
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	440,000	327,800	(a)
Exterran Energy Solutions LP/EES Finance Corp., Senior Notes	8.125%	5/1/25	580,000	611,900	(a)
Gazprom OAO Via Gaz Capital SA, Senior Notes	4.950%	3/23/27	1,140,000	1,170,191	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	300,000	298,500
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	500,000	503,750
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	1,360,000	1,392,800	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	580,000	529,250	(a)
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	410,000	425,375	(a)
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	260,000	268,125	(a)
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	140,000	155,680
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	6.250%	6/1/24	480,000	511,200	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	5.250%	8/15/25	190,000	192,850	(a)
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	1,280,000	1,285,760	(a)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/15	1,560,000	1,499,550
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,000,000	992,500
Range Resources Corp., Senior Notes	5.000%	3/15/23	640,000	636,787
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	470,000	520,866
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	220,000	237,724
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	550,000	638,000	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	600,000	672,000	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	600,000	632,250
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,200,000	162	*(h)
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	770,000	785,400	(a)
Shell International Finance BV, Senior Notes	4.550%	8/12/43	120,000	133,671
Shell International Finance BV, Senior Notes	4.375%	5/11/45	650,000	706,247
Shell International Finance BV, Senior Notes	4.000%	5/10/46	60,000	61,471
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	690,000	711,563
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	2,750,000	3,636,875
WPX Energy Inc., Senior Notes	8.250%	8/1/23	670,000	757,937
WPX Energy Inc., Senior Notes	5.250%	9/15/24	590,000	595,163

TOTAL ENERGY				28,754,102

FINANCIALS - 8.0%
Banks - 5.1%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	240,000	254,832	(a)
Banco Mercantil De Norte, Junior Subordinated Notes (5 year Treasury Constant Maturity Rate + 5.035%)	6.875%	7/6/22	200,000	210,500	(a)(d)(i)
Banco Mercantil De Norte, Junior Subordinated Notes (10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	200,000	218,000	(a)(d)(i)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	340,000	391,212
Citigroup Inc., Junior Subordinated Bonds (3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	340,000	370,019	(d)(i)
Citigroup Inc., Junior Subordinated Bonds (3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	860,000	942,010	(d)(i)
Citigroup Inc., Senior Notes	4.650%	7/30/45	553,000	616,898

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - (continued)
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	450,000		$477,412
Cooperatieve Rabobank U.A., Subordinated Notes	3.750%	7/21/26	400,000		407,956
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	420,000		535,261
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	440,000		488,400	(a)(d)(i)
Credit Agricole SA, Junior Subordinated Notes (USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	710,000		855,967	(a)(d)(i)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	310,000		318,041	(a)
HSBC Holdings PLC, Junior Subordinated Bonds (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	400,000		435,500	(d)(i)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	510,000		532,929
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	950,000		1,033,390	(c)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,830,000		1,875,258	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	350,000		372,628	(a)
Itau CorpBanca, Senior Bonds	3.875%	9/22/19	1,210,000		1,242,794	(c)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	1,290,000		1,295,160	(c)
JPMorgan Chase & Co., Subordinated Notes	3.625%	12/1/27	680,000		685,005
Lloyds Banking Group PLC, Junior Subordinated Bonds (7.500% to 6/27/24 then USD 5 year Swap Rate + 4.760%)	7.500%	6/27/24	230,000		263,062	(d)(i)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,540,000		1,637,712
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	4.250%	6/19/24	1,240,000		1,300,387	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	270,000		306,423	(d)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000		167,344
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	460,000		492,896
Santander UK Group Holdings PLC, Junior Subordinated Bonds (GBP 5 year swap rate + 5.543%)	7.375%	6/24/22	790,000	GBP	1,150,221	(c)(d)(i)
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	1,080,000		1,133,463	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	690,000		819,140	(a)

Total Banks					20,829,820

Capital Markets - 0.2%
Credit Suisse Group AG, Junior Subordinated Notes (USD 5 year Swap Rate + 4.598%)	7.500%	12/11/23	270,000		314,516	(a)(d)(i)
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	370,000		370,907
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	150,000		171,226
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	80,000		91,603	(a)

Total Capital Markets					948,252

Consumer Finance - 0.1%
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	410,000		380,275	(a)

Diversified Financial Services - 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	250,000		265,745
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	840,000		908,850
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	500,000		487,500	(a)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,698,547	(c)
CRC Escrow Issuer LLC/CRC Finco Inc., Senior Notes	5.250%	10/15/25	480,000		484,344	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Financial Services - (continued)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	463,000		$470,524	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	380,000		389,025	(a)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	215,000		216,159
Nationwide Building Society, Junior Subordinated Notes (GBP 5 year swap rate + 4.880%)	6.875%	6/20/19	800,000	GBP	1,124,970	(c)(d)(i)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	552,000		576,150	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	430,000		431,612	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,210,000		1,258,400	(a)

Total Diversified Financial Services					8,311,826

Insurance - 0.2%
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	570,000	GBP	772,187	(c)

Thrifts & Mortgage Finance - 0.4%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,400,000		1,491,000	(a)

TOTAL FINANCIALS					32,733,360

HEALTH CARE - 3.7%
Biotechnology - 0.3%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	1,170,000		1,196,325	(a)
Celgene Corp., Senior Notes	5.000%	8/15/45	200,000		221,079

Total Biotechnology					1,417,404

Health Care Equipment & Supplies - 0.4%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	880,000		844,800	(a)
Immucor Inc., Senior Notes	11.125%	2/15/22	560,000		590,800	(a)

Total Health Care Equipment & Supplies					1,435,600

Health Care Providers & Services - 2.4%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	140,000		135,800	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	1,979,000		1,992,655	(f)(g)(o)
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,440,000		1,335,600
Centene Corp., Senior Notes	4.750%	5/15/22	570,000		599,925
Centene Corp., Senior Notes	4.750%	1/15/25	1,050,000		1,086,750
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	80,000		76,500
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	600,000		579,750
HCA Inc., Senior Bonds	5.375%	2/1/25	1,350,000		1,395,562
HCA Inc., Senior Notes	5.875%	2/15/26	260,000		273,975
HCA Inc., Senior Secured Bonds	4.500%	2/15/27	20,000		20,225
HCA Inc., Senior Secured Notes	5.500%	6/15/47	1,270,000		1,295,400
Synlab Unsecured Bondco PLC, Senior Bonds	8.250%	7/1/23	490,000	EUR	629,090	(c)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	470,000		474,113

Total Health Care Providers & Services					9,895,345

Pharmaceuticals - 0.6%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	290,000		298,078
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	30,000		31,643
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	24,000		25,416
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	50,000		49,375	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	290,000		288,912	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	140,000		138,075	(a)

Valeant Pharmaceuticals International Inc., Senior Notes	5.625%	12/1/21	570,000		521,550	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	890,000		855,512	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	5.500%	11/1/25	260,000		266,500	(a)

Total Pharmaceuticals					2,475,061

TOTAL HEALTH CARE					15,223,410

INDUSTRIALS - 3.9%
Aerospace & Defense - 0.2%
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	707,000		748,324	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Air Freight & Logistics - 0.6%
XPO CNW Inc., Senior Bonds	6.700%	5/1/34	2,370,000		$2,370,000

Airlines - 0.2%
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	176,861		185,815	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	187,832		215,067
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	178,453		185,252

Total Airlines					586,134

Commercial Services & Supplies - 0.8%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	420,000		436,275	(a)
ADT Corp., Senior Secured Notes	4.125%	6/15/23	420,000		427,896
Brink’s Co., Senior Notes	4.625%	10/15/27	360,000		359,136	(a)
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.875%	4/15/23	290,000		311,930	(a)
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	190,000		194,873
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	730,000		782,925
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	890,000		896,675

Total Commercial Services & Supplies					3,409,710

Industrial Conglomerates - 0.0%
General Electric Co., Subordinated Notes	5.300%	2/11/21	75,000		82,214

Machinery - 0.7%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	520,000		543,400	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	800,000		810,000	(a)
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	470,000		511,125	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	450,000		490,500
Terex Corp., Senior Notes	5.625%	2/1/25	450,000		477,563	(a)

Total Machinery					2,832,588

Marine - 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000		1,274,400	(a)

Trading Companies & Distributors - 0.4%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	520,000		478,400	(a)
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	220,000		221,925	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	490,000		496,738	(a)
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	490,000		498,428	(a)

Total Trading Companies & Distributors					1,695,491

Transportation - 0.7%
Great Rolling Stock Co., Ltd., Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,493,467	(c)
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	2,754,862		1,225,914	(a)(b)
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	30,000		25,350	(a)

Total Transportation					2,744,731

TOTAL INDUSTRIALS					15,743,592

INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.1%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	400,000		390,500	(a)

Internet Software & Services - 0.3%
Alibaba Group Holding Ltd., Senior Notes	3.125%	11/28/21	1,280,000		1,307,270

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Software - 0.2%
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	260,000	$277,208	(a)
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	430,000	454,725	(a)

Total Software				731,933

TOTAL INFORMATION TECHNOLOGY				2,429,703

MATERIALS - 4.3%
Containers & Packaging - 1.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	220,000	242,550	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,150,000	1,223,313	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,260,000	1,436,400
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	56,865
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	1,110,000	1,198,245	(c)

Total Containers & Packaging				4,157,373

Metals & Mining - 3.3%
Anglo American Capital PLC, Senior Notes	3.750%	4/10/22	420,000	433,334	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	400,000	401,048	(a)
Arconic Inc., Senior Notes	5.125%	10/1/24	630,000	678,104
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	560,000	593,600	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	770,000	818,125	(a)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,500,000	1,417,500
Glencore Funding LLC, Senior Notes	4.000%	4/16/25	1,860,000	1,902,667	(a)
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	240,000	258,600	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	570,000	631,275	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	372,916	12,120	*(a)(j)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	1,679	0	(a)(b)(e)(f)(g)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	360,000	372,600	(a)
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	6/15/25	1,290,000	1,363,566
Teck Resources Ltd., Senior Notes	5.200%	3/1/42	80,000	80,600
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	410,000	473,447
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	830,000	998,158
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	2,770,000	2,857,254

Total Metals & Mining				13,291,998

TOTAL MATERIALS				17,449,371

REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.0%
CoreCivic Inc., Senior Notes	5.000%	10/15/22	560,000	587,300
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	710,000	731,300
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	160,000	169,200
iStar Inc., Senior Bonds	5.250%	9/15/22	630,000	647,325
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	880,000	906,400
VICI Properties 1 LLC/VICI FC Inc., Senior Secured Notes (3 mo. USD LIBOR + 3.500%)	4.847%	10/15/22	560,000	565,600	(d)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	740,000	767,591	(a)

Total Equity Real Estate Investment Trusts (REITs)				4,374,716

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Real Estate Management & Development - 0.5%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	610,000		$633,776	(c)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	1,230,000		1,330,347	(c)

Total Real Estate Management & Development					1,964,123

TOTAL REAL ESTATE					6,338,839

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 1.3%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	660,000		700,425	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,010,000		976,872
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,315,000		1,421,844	(a)
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	380,000		364,528
Wind Tre SpA, Senior Secured Notes	5.000%	1/20/26	620,000		624,801	(a)(k)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	1,160,000		1,044,000

Total Diversified Telecommunication Services					5,132,470

Wireless Telecommunication Services - 1.4%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,060,000		1,119,996	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	810,000		889,785	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,000,000		1,215,000
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	580,000		729,350
Sprint Corp., Senior Notes	7.625%	2/15/25	755,000		829,556
Telefonica Europe BV, Junior Subordinated Bonds (GBP 5 year swap rate + 4.458%)	6.750%	11/26/20	700,000	GBP	1,032,137	(c)(d)(i)

Total Wireless Telecommunication Services					5,815,824

TOTAL TELECOMMUNICATION SERVICES					10,948,294

UTILITIES - 1.3%
Electric Utilities - 0.6%
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	1,250,000		1,371,875	(a)
Enel SpA, Junior Subordinated Bonds (GBP 5 year swap rate + 5.662%)	7.750%	9/10/75	740,000	GBP	1,128,507	(c)(d)

Total Electric Utilities					2,500,382

Independent Power and Renewable Electricity Producers - 0.4%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	1,510,156		1,487,504

Water Utilities - 0.3%
Anglian Water (Osprey) Financing PLC, Senior Secured Notes	5.000%	4/30/23	810,000	GBP	1,168,724	(c)

TOTAL UTILITIES					5,156,610

TOTAL CORPORATE BONDS & NOTES (Cost - $171,126,698)					174,203,418

ASSET-BACKED SECURITIES - 8.0%
Aames Mortgage Investment Trust, 2005-1 M6 (1 mo. USD LIBOR + 1.305%)	2.542%	6/25/35	1,440,000		1,102,728	(d)
American Money Management Corp., 2017-20A E (3 mo. USD LIBOR + 5.810%)	7.114%	4/17/29	800,000		807,462	(a)(d)
Amortizing Residential Collateral Trust, 2002-BC6 M2 (1 mo. USD LIBOR + 1.800%)	3.037%	8/25/32	169,298		157,137	(d)
Ares CLO Ltd., 2016-40A D (3 mo. USD LIBOR + 6.600%)	7.904%	10/15/27	500,000		511,628	(a)(d)
Ares CLO Ltd., 2017-44A D (3 mo. USD LIBOR + 6.550%)	7.864%	10/15/29	1,100,000		1,131,863	(a)(d)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2 (1 mo. USD LIBOR + 2.850%)	4.084%	4/15/33	26,628		26,646	(d)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2005-HE6 M4 (1 mo. USD LIBOR + 0.960%)	2.197%	7/25/35	1,450,000		1,450,008	(d)
Avery Point CLO Ltd., 2015-6A E1 (3 mo. USD LIBOR + 5.500%)	6.812%	8/5/27	500,000		504,296	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - (continued)
Babson CLO Ltd., 2017-1A F (3 mo. USD LIBOR + 7.450%)	8.731%	7/18/29	500,000	$454,438	(a)(d)
Carlyle Global Market Strategies, 2017-2A C (3 mo. USD LIBOR + 3.700%)	5.032%	7/20/31	1,000,000	1,007,444	(a)(d)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	7.363%	4/20/29	1,000,000	1,014,742	(a)(d)
Countrywide Asset-Backed Certificates, 2004-5 M4 (1 mo. USD LIBOR + 1.875%)	3.112%	6/25/34	460,114	439,441	(d)
GoldenTree Loan Opportunities Ltd., 2015-10A E2 (3 mo. USD LIBOR + 5.200%)	6.563%	7/20/27	500,000	505,626	(a)(d)
GSAMP Trust, 2006-S2 A2 (1 mo. USD LIBOR + 0.200%)	1.437%	1/25/36	253,070	36,870	(d)
HERO Funding Trust, 2016-1A R	0.000%	9/20/41	11,196,529	1,870,593	(a)
Hertz Vehicle Financing LLC, 2015-1A C	4.350%	3/25/21	750,000	748,683	(a)
Kabbage Funding LLC, 2017-1 B	5.794%	3/15/22	1,000,000	1,035,759	(a)
Madison Park Funding Ltd., 2015-18A ER (3 mo. USD LIBOR + 6.350%)	7.713%	10/21/30	500,000	512,963	(a)(d)
MidOcean Credit CLO, 2015-4A D (3 mo. USD LIBOR + 3.900%)	5.259%	4/15/27	250,000	253,899	(a)(d)
MidOcean Credit CLO, 2017-7A D (3 mo. USD LIBOR + 3.880%)	5.199%	7/15/29	500,000	503,049	(a)(d)
National Collegiate Student Loan Trust, 2007-4 A3L (1 mo. USD LIBOR + 0.850%)	2.087%	3/25/38	2,484,500	1,705,110	(d)
Northwoods Capital Ltd., 2017-15A E (3 mo. USD LIBOR + 6.000%)	7.255%	6/20/29	500,000	480,900	(a)(d)
Oaktree CLO Ltd., 2015-1A D (3 mo. USD LIBOR + 5.600%)	6.963%	10/20/27	750,000	753,922	(a)(d)
Ocean Trails CLO, 2016-6A E (3 mo. USD LIBOR + 7.750%)	9.054%	7/15/28	500,000	527,597	(a)(d)
Origen Manufactured Housing, 2006-A A2	2.858%	10/15/37	1,069,074	1,003,667	(d)
Origen Manufactured Housing, 2007-A A2	2.877%	4/15/37	907,036	851,118	(d)
Prosper Marketplace Issuance Trust, 2017-3A A	2.360%	11/15/23	1,020,000	1,021,369	(a)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1 (1 mo. USD LIBOR + 1.125%)	2.362%	8/25/33	88,701	84,306	(d)
SACO I Trust, 2006-4 A1 (1 mo. USD LIBOR + 0.340%)	1.577%	3/25/36	76,520	162,740	(d)
SACO I Trust, 2006-6 A (1 mo. USD LIBOR + 0.260%)	1.497%	6/25/36	418,034	946,641	(d)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	1,584,274	(a)
SoFi Consumer Loan Program, 2017-1 A	3.280%	1/26/26	630,644	639,169	(a)
Structured Asset Securities Corp., 2006-ARS1 A1 (1 mo. USD LIBOR + 0.220%)	1.457%	2/25/36	3,226,182	216,584	(a)(d)
Thayer Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.100%)	7.463%	4/20/29	900,000	914,534	(a)(d)
Venture CDO Ltd., 2012-10A DRR (3 mo. USD LIBOR + 4.050%)	5.413%	4/20/27	1,450,000	1,476,014	(a)(d)
Voya CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.020%)	7.325%	6/7/30	875,000	889,793	(a)(d)
Washington Mutual Inc. Asset-Backed Certificates, 2007-HE4 1A (1 mo. USD LIBOR + 0.170%)	1.407%	7/25/47	7,080,406	5,295,286	(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $33,821,506)				32,628,299

COLLATERALIZED MORTGAGE OBLIGATIONS(l) - 14.5%
Banc of America Funding Corp., 2015-R3 1A2 (6 mo. USD LIBOR + 5.340%)	1.424%	3/27/36	2,999,035	1,882,734	(a)(d)
Banc of America Mortgage Securities Inc., 2005-3 A4 (12 mo. USD LIBOR + 1.990%)	3.677%	4/25/35	54,718	51,803	(d)
Bank of America Merrill Lynch Large Loan Inc., 2016-GG10 AJA	5.780%	8/10/45	1,163,114	1,022,381	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(l) - (continued)
BCAP LLC Trust, 2011-RR2 1A4 (6 mo. USD LIBOR + 2.400%)	3.680%	7/26/36	4,370,697	$3,035,422	(a)(d)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.329%	6/11/50	410,000	409,610	(d)
BX Trust, 2017-IMC G (1 mo. USD LIBOR + 5.500%)	6.750%	10/15/32	3,050,000	3,057,573	(a)(d)
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.227%	12/10/49	2,416,000	1,449,600	(d)
Citigroup Commercial Mortgage Trust, 2014-GC23 E	3.208%	7/10/47	743,000	472,088	(a)(d)
Citigroup Commercial Mortgage Trust, 2015-SSHP F (1 mo. USD LIBOR + 2.944%)	4.171%	9/15/27	2,750,000	2,712,538	(a)(d)
Commercial Mortgage Trust, 2013-CR7 G	4.284%	3/10/46	1,500,000	995,892	(a)(d)
Commercial Mortgage Trust, 2015-CR25 E	4.699%	8/10/48	1,500,000	1,006,544	(a)(d)
Commercial Mortgage Trust, 2015-CR25 F	4.699%	8/10/48	700,000	344,121	(a)(d)
Countrywide Alternative Loan Trust, 2005-IM1 A1 (1 mo. USD LIBOR + 0.300%)	1.837%	1/25/36	220,137	211,344	(d)
Countrywide Alternative Loan Trust, 2006-18CB A6, PAC (-4.000 * 1 mo. USD LIBOR + 28.600%)	23.651%	7/25/36	480,422	729,678	(d)
Credit Suisse Mortgage Trust, 2006-1 1A2 (-5.500% * 1 mo. USD LIBOR + 30.525%)	23.720%	2/25/36	614,115	849,096	(d)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.278%	6/15/38	143,038	75,994	(d)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	258,470	222,159
Credit Suisse Mortgage Trust, 2014-11R 14A1 (1 mo. USD LIBOR + 0.200%)	1.434%	6/27/46	498,426	493,469	(a)(d)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	500,000	449,985	(a)
Credit Suisse Mortgage Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.620%)	8.854%	7/15/32	2,900,000	2,889,557	(a)(d)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	996,954	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A (1 mo. USD LIBOR + 0.210%)	1.447%	3/19/45	146,725	138,445	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR + 10.750%)	11.987%	3/25/25	1,126,944	1,534,708	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K720 X3, IO	1.329%	8/25/42	19,810,000	1,064,833	(d)
Federal National Mortgage Association (FNMA) - CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	5.487%	1/25/29	2,770,000	3,075,850	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	6.087%	10/25/29	950,000	1,004,137	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2017-C03 1M2 (1 mo. USD LIBOR + 3.000%)	4.237%	10/25/29	940,000	973,686	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2017-C06 1B1 (+ 4.150%)	5.387%	2/25/30	2,050,000	2,052,550	(a)(d)
GE Business Loan Trust, 2006-2A D (1 mo. USD LIBOR + 0.750%)	1.984%	11/15/34	183,269	167,801	(a)(d)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	110,000	60,757	(d)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	560,176	483,417	(d)
Government National Mortgage Association (GNMA), 2011-127, IO	0.508%	3/16/47	2,409,088	44,562	(d)
Government National Mortgage Association (GNMA), 2012-55, IO	0.637%	4/16/52	4,340,119	97,353	(d)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	187,697	177,112
GS Mortgage Securities Trust, 2014-GC26 D	4.510%	11/10/47	3,560,000	3,123,913	(a)(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	1,065,673	1,126,101	(a)
Impac CMB Trust, 2005-5 A1 (1 mo. USD LIBOR + 0.640%)	1.877%	8/25/35	182,989	172,041	(d)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(l) - (continued)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1 (6 mo. USD LIBOR + 1.900%)	3.324%	3/25/35	146,530	$144,547	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	950,000	677,274
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	1.903%	5/15/47	450,000	232,007	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,780,000	1,480,744	(d)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.389%	9/15/45	430,000	387,488	(d)
Lone Star Portfolio Trust, 2015-LSMZ M (1 mo. USD LIBOR + 7.218%)	8.452%	9/15/20	1,349,711	1,368,237	(a)(d)
Lone Star Portfolio Trust, 2015-LSP F (1 mo. USD LIBOR + 6.900%)	8.134%	9/15/28	1,621,123	1,653,389	(a)(d)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	31,452	31,697	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	207,749	173,901	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	40,815	34,165	(a)(d)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.147%	9/12/49	967,739	835,684	(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 E	4.528%	10/15/48	1,740,000	1,183,565	(a)(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 F	4.528%	10/15/48	780,000	448,121	(a)(d)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	992,705	808,085
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	463,028	450,078
Multifamily Trust, 2016-1 B	8.725%	4/25/46	2,144,813	2,275,316	(a)(d)
Nomura Resecuritization Trust, 2015-4R 2A2 (1 mo. USD LIBOR + 0.306%)	1.374%	10/26/36	2,261,609	1,827,351	(a)(d)
Nomura Resecuritization Trust, 2015-8R 4A4 (12 mo. Monthly Treasury Average Index + 2.900%)	1.674%	11/25/47	2,690,000	1,232,160	(a)(d)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1 (1 mo. USD LIBOR + 0.210%)	1.447%	5/25/46	292,116	244,125	(d)
Towd Point Mortgage Trust, 2016-3 A1 (12 mo. USD LIBOR + 2.260%)	2.250%	4/25/56	663,681	662,287	(a)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.898%	5/10/63	470,000	311,837	(a)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.898%	5/10/63	830,000	411,668	(a)(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1 (1 mo. USD LIBOR + 0.270%)	1.507%	12/25/45	106,680	103,767	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR3 A1B (12 mo. Monthly Treasury Average Index + 1.000%)	1.944%	2/25/46	1,047,059	958,637	(d)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	380,778	379,802	(a)(d)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3 (1 year Treasury Constant Maturity Rate + 2.490%)	3.574%	4/25/36	25,951	26,272	(d)
WF-RBS Commercial Mortgage Trust, 2013-C14 E	3.250%	6/15/46	2,420,000	1,688,383	(a)
WF-RBS Commercial Mortgage Trust, 2014-C24 E	3.016%	11/15/47	660,000	347,222	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $60,004,704)				59,033,617

CONVERTIBLE BONDS & NOTES - 1.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
DISH Network Corp., Senior Notes	2.375%	3/15/24	100,000	96,313	(a)

ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	480,000	427,500	(a)
Whiting Petroleum Corp., Senior Notes	1.250%	4/1/20	1,820,000	1,641,412

TOTAL ENERGY				2,068,912

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	630,000	$602,044	(a)

INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
Finisar Corp., Senior Bonds	0.500%	12/15/33	150,000	158,812

Semiconductors & Semiconductor Equipment - 0.1%
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	420,000	525,525	(a)

Software - 0.2%
Workday Inc., Senior Notes	0.250%	10/1/22	960,000	972,600	(a)

Technology Hardware, Storage & Peripherals - 0.0%
Electronics For Imaging Inc., Senior Bonds	0.750%	9/1/19	160,000	156,400

TOTAL INFORMATION TECHNOLOGY				1,813,337

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $4,490,348)				4,580,606

MORTGAGE-BACKED SECURITIES - 0.0%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	2,729	2,793
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	311	346

Total FHLMC				3,139

FNMA - 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29 - 4/1/31	9,772	11,095

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $12,961)				14,234

SENIOR LOANS - 7.8%
CONSUMER DISCRETIONARY - 3.1%
Diversified Consumer Services - 0.1%
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	3.992%	5/2/22	567,154	572,825	(d)(m)(n)

Hotels, Restaurants & Leisure - 0.7%
1011778 B.C. Unlimited Liability Co., Term Loan B3 (3 mo. LIBOR + 2.250%)	3.492 - 3.583%	2/16/24	363,957	364,488	(d)(m)(n)
Boyd Gaming Corp., Term Loan B3 (1 Week LIBOR + 2.500%)	3.702%	9/15/23	97,629	98,205	(d)(m)(n)
Golden Nugget Inc., 2017 Incremental Term Loan (3 mo. LIBOR + 3.250%)	4.490 - 4.554%	10/4/23	698,278	706,024	(d)(m)(n)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 2.000%)	3.238%	10/25/23	538,328	542,130	(d)(m)(n)
Scientific Games International Inc., 2017 Term Loan B4 (1 mo. LIBOR + 3.250%)	4.492 - 4.522%	8/14/24	990,000	1,002,685	(d)(m)(n)
Station Casinos LLC, 2016 Term Loan B (1 mo. LIBOR + 2.500%)	3.740%	6/8/23	345,264	346,774	(d)(m)(n)

Total Hotels, Restaurants & Leisure				3,060,306

Media - 1.0%
Acosta Holdco Inc., 2015 Term Loan (1 mo. LIBOR + 3.250%)	4.492%	9/26/21	892,739	786,583	(d)(m)(n)
CBS Radio Inc., Term Loan B (1 mo. LIBOR + 3.500%)	4.738%	10/17/23	323,338	326,268	(d)(m)(n)
Charter Communications Operating LLC, 2016 Term Loan I Add (1 mo. LIBOR + 2.250%)	3.500%	1/15/24	525,605	529,912	(d)(m)(n)
Lions Gate Entertainment Corp., 2016 First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.242%	12/8/23	263,625	265,668	(d)(m)(n)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - (continued)
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	3.992%	3/15/24	769,185	$766,475	(d)(m)(n)
UPC Financing Partnership, USD Term Loan AR (3 mo. LIBOR + 2.500%)	3.732%	1/15/26	1,020,000	1,024,590	(d)(m)(n)
Ziggo Secured Finance Partnership, USD Term Loan E (1 mo. LIBOR + 2.500%)	3.739%	4/15/25	180,000	180,600	(d)(m)(n)

Total Media				3,880,096

Specialty Retail - 1.2%
Academy Ltd., 2015 Term Loan B (1 mo. LIBOR + 4.000%)	5.240 - 5.318%	7/1/22	976,316	721,864	(d)(m)(n)
Bass Pro Group LLC, Term Loan B (1 mo. LIBOR + 5.000%)	6.242%	9/25/24	330,000	321,544	(d)(m)(n)
CWGS Group LLC, 2016 Term Loan (1 mo. LIBOR + 3.000%)	4.238 - 4.242%	11/8/23	526,025	529,970	(d)(m)(n)
Leslie’s Poolmart Inc., 2016 Term Loan (3 mo. LIBOR + 3.750%)	5.064%	8/16/23	356,400	357,541	(d)(m)(n)
Michaels Stores Inc., 2016 Term Loan B1 (1 mo. LIBOR + 2.750%)	3.985 - 3.992%	1/30/23	739,715	740,755	(d)(m)(n)
Party City Holdings Inc., 2016 Term Loan (3 mo. LIBOR + 3.000%)	4.340 - 4.580%	8/19/22	419,445	421,018	(d)(m)(n)
Petco Animal Supplies Inc., 2017 Term Loan B (3 mo. LIBOR + 3.000%)	4.380%	1/26/23	750,502	619,915	(d)(m)(n)
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.240%	3/11/22	1,603,479	1,381,748	(d)(m)(n)

Total Specialty Retail				5,094,355

Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	6.820%	10/28/20	624,000	312,000	(d)(f)(m)(n)

TOTAL CONSUMER DISCRETIONARY				12,919,582

CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Albertsons LLC, USD 2017 Term Loan B6 (3 mo. LIBOR + 3.000%)	4.317%	6/22/23	250,742	243,443	(d)(m)(n)

FINANCIALS - 0.3%
Capital Markets - 0.2%
RPI Finance Trust, Term Loan B6 (3 mo. LIBOR + 2.000%)	3.333%	3/27/23	596,848	599,791	(d)(m)(n)

Diversified Financial Services - 0.1%
UFC Holdings LLC, First Lien Term Loan (1 mo. LIBOR + 3.250%)	4.490%	8/18/23	564,300	569,635	(d)(m)(n)

TOTAL FINANCIALS				1,169,426

HEALTH CARE - 1.3%
Health Care Providers & Services - 0.9%
Air Medical Group Holdings Inc., Term Loan B (1 mo. LIBOR + 3.250%)	4.492%	4/28/22	363,650	363,271	(d)(m)(n)
DaVita HealthCare Partners Inc., Term Loan B (1 mo. LIBOR + 2.750%)	3.992%	6/24/21	356,317	359,784	(d)(m)(n)
HCA Inc., Term Loan B8 (1 mo. LIBOR + 2.250%)	3.492%	2/15/24	746,250	752,022	(d)(m)(n)
Jaguar Holding Co. II, 2017 Term Loan (3 mo. LIBOR + 2.750%)	3.992 – 4.083%	8/18/22	819,720	825,262	(d)(m)(n)
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 mo. LIBOR + 3.000%)	4.333%	6/7/23	643,028	648,735	(d)(m)(n)
RadNet Inc., Reprice Term Loan (3 mo. LIBOR + 3.750%)	5.110 - 7.000%	6/30/23	592,208	596,649	(d)(m)(n)

Total Health Care Providers & Services				3,545,723

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Technology - 0.2%
Change Healthcare Holdings Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	3.992%	3/1/24	746,250	$751,122	(d)(m)(n)

Life Sciences Tools & Services - 0.2%
Albany Molecular Research Inc., 2017 First Lien Term Loan (3 mo. LIBOR + 3.250%)	4.583%	8/30/24	800,000	806,500	(d)(m)(n)

Pharmaceuticals - 0.0%
Valeant Pharmaceuticals International Inc., Term Loan B F1 (1 mo. LIBOR + 4.750%)	5.990%	4/1/22	185,509	189,311	(d)(m)(n)

TOTAL HEALTH CARE				5,292,656

INDUSTRIALS - 0.5%
Air Freight & Logistics - 0.2%
Avolon TLB Borrower 1 (Luxembourg) SARL, Term Loan B2 (1 mo. LIBOR + 2.250%)	3.488%	4/3/22	249,375	251,414	(d)(m)(n)
XPO Logistics Inc., 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.599%	11/1/21	560,000	563,852	(d)(m)(n)

Total Air Freight & Logistics				815,266

Airlines - 0.0%
Air Canada, 2017 Term Loan B (3 mo. LIBOR + 2.250%)	3.568%	10/6/23	140,345	141,368	(d)(m)(n)

Building Products - 0.1%
Quikrete Holdings Inc., 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	3.992%	11/15/23	365,240	366,153	(d)(m)(n)

Commercial Services & Supplies - 0.0%
Brickman Group Ltd. LLC, First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.237 - 4.380%	12/18/20	124,469	125,451	(d)(m)(n)

Marine - 0.1%
Commercial Barge Line Co., 2015 First Lien Term Loan (1 mo. LIBOR + 8.750%)	9.992%	11/12/20	192,208	148,801	(d)(m)(n)

Professional Services - 0.1%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.242%	4/10/23	357,235	358,664	(d)(m)(n)

TOTAL INDUSTRIALS				1,955,703

INFORMATION TECHNOLOGY - 0.6%
Internet Software & Services - 0.2%
Ancestry.com Operations Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.250%)	4.490%	10/19/23	980,100	990,054	(d)(m)(n)

IT Services - 0.1%
First Data Corp., 2017 Term Loan (1 mo. LIBOR + 2.500%)	3.738%	4/26/24	555,633	559,049	(d)(m)(n)

Software - 0.3%
Dell Inc., 2017 Term Loan A2 (1 mo. LIBOR + 1.750%)	3.000%	9/7/21	760,253	761,979	(d)(m)(n)
MA FinanceCo., LLC, USD Term Loan B3 (1 mo. LIBOR + 2.750%)	3.989%	6/21/24	50,302	50,405	(d)(m)(n)
Seattle Spinco Inc., USD Term Loan B3 (1 mo. LIBOR + 2.750%)	3.988%	6/21/24	339,698	340,396	(d)(m)(n)

Total Software				1,152,780

TOTAL INFORMATION TECHNOLOGY				2,701,883

MATERIALS - 0.7%
Construction Materials - 0.1%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B (1 mo. LIBOR + 2.500%)	3.742%	10/31/23	539,861	543,684	(d)(m)(n)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Containers & Packaging - 0.5%
Berry Plastics Group Inc., Term Loan M (1 mo. LIBOR + 2.250%)	3.488 - 3.492%	10/1/22	499,098		$501,282	(d)(m)(n)
BWAY Holding Co., 2017 Term Loan B	4.522 - 4.599%	4/3/24	389,025		390,658	(d)(m)(n)
Flex Acquisition Co. Inc., First Lien Term Loan (3 mo. LIBOR + 3.000%)	4.335%	12/29/23	366,160		368,944	(d)(m)(n)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	3.992%	2/5/23	811,909		817,392	(d)(m)(n)

Total Containers & Packaging					2,078,276

Metals & Mining - 0.1%
Murray Energy Corp., Term Loan B2 (3 mo. LIBOR + 7.250%)	8.583%	4/16/20	368,039		330,315	(d)(m)(n)

TOTAL MATERIALS					2,952,275

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Communications Sales & Leasing Inc., 2017 Term Loan B (1 mo. LIBOR + 3.000%)	4.242%	10/24/22	564,311		542,618	(d)(m)(n)
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B (1 mo. LIBOR + 2.250%)	3.492%	4/25/23	533,012		536,343	(d)(m)(n)

TOTAL REAL ESTATE					1,078,961

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
CenturyLink Inc., 2017 Term Loan B	2.750%	1/31/25	830,000		820,057	(m)(n)
Level 3 Financing Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.489%	2/22/24	740,000		742,907	(d)(m)(n)
Virgin Media Bristol LLC, USD Term Loan I (1 mo. LIBOR + 2.750%)	3.989%	1/31/25	638,574		641,717	(d)(m)(n)
Windstream Services LLC, Repriced Term Loan B6 (1 mo. LIBOR + 4.000%)	5.240%	3/29/21	275,018		258,432	(d)(m)(n)

TOTAL TELECOMMUNICATION SERVICES					2,463,113

UTILITIES - 0.3%
Electric Utilities - 0.1%
Panda Temple Power LLC, 2015 Term Loan B (3 Month ICE LIBOR + 6.250% PIK)	9.500%	3/4/22	240,000		169,600	*(b)(j)(m)(n)

Independent Power and Renewable Electricity Producers - 0.2%
Energy Future Intermediate Holding Co., LLC, 2017 DIP Term Loan (1 mo. LIBOR + 3.000%)	4.239 - 4.242%	6/30/18	970,000		976,669	(d)(m)(n)

TOTAL UTILITIES					1,146,269

TOTAL SENIOR LOANS (Cost - $32,805,075)					31,923,311

SOVEREIGN BONDS - 19.4%
Argentina - 3.3%
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	1,590,000		1,688,739	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	10,960,000	ARS	615,776
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	26.250%	6/21/20	48,700,000	ARS	2,963,001	(d)
Republic of Argentina, Bonds	18.200%	10/3/21	64,935,000	ARS	3,772,516
Republic of Argentina, Senior Bonds	6.875%	4/22/21	610,000		666,044
Republic of Argentina, Senior Bonds	7.500%	4/22/26	510,000		577,575
Republic of Argentina, Senior Bonds	7.125%	7/6/36	2,530,000		2,727,340
Republic of Argentina, Senior Bonds	7.625%	4/22/46	270,000		303,075

Total Argentina					13,314,066

Australia - 0.5%
Government of Australia, Senior Bonds	5.750%	7/15/22	2,500,000	AUD	2,216,580	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Brazil - 1.3%
Federative Republic of Brazil, Notes	10.000%	1/1/21	9,668,000	BRL	$3,033,452
Federative Republic of Brazil, Notes	10.000%	1/1/23	1,009,000	BRL	313,779
Federative Republic of Brazil, Senior Bonds	6.000%	4/7/26	1,800,000		2,001,600

Total Brazil					5,348,831

Ecuador - 0.5%
Republic of Ecuador, Senior Notes	9.625%	6/2/27	1,900,000		2,047,250	(a)

Egypt - 0.2%
Arab Republic of Egypt, Senior Notes	6.125%	1/31/22	920,000		961,315	(c)

Ghana - 0.3%
Republic of Ghana, Senior Bonds	8.125%	1/18/26	920,000		1,000,928	(c)

Guatemala - 0.2%
Republic of Guatemala, Senior Notes	4.375%	6/5/27	690,000		688,275	(a)

Honduras - 0.2%
Republic of Honduras, Senior Notes	6.250%	1/19/27	900,000		975,033	(c)

Indonesia - 3.5%
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	50,137,000,000	IDR	4,066,411
Republic of Indonesia, Senior Bonds	7.000%	5/15/27	43,665,000,000	IDR	3,280,710
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	1,597,000,000	IDR	127,878
Republic of Indonesia, Senior Notes	5.250%	1/17/42	6,070,000		6,812,021	(c)

Total Indonesia					14,287,020

Ivory Coast - 0.2%
Republic of Cote D’Ivoire, Senior Bonds	5.750%	12/31/32	887,800		877,757	(a)

Jamaica - 0.3%
Government of Jamaica, Senior Notes	6.750%	4/28/28	1,010,000		1,173,963

Kazakhstan - 0.4%
Republic of Kazakhstan, Senior Notes	5.125%	7/21/25	1,610,000		1,793,044	(c)

Mexico - 3.7%
United Mexican States, Senior Bonds	7.500%	6/3/27	34,200,000	MXN	1,810,856
United Mexican States, Senior Bonds	8.500%	11/18/38	55,080,000	MXN	3,173,849
United Mexican States, Senior Bonds	8.000%	11/7/47	79,140,000	MXN	4,338,693
United Mexican States, Senior Notes	4.750%	3/8/44	5,810,000		5,807,095

Total Mexico					15,130,493

Nigeria - 0.3%
Republic of Nigeria, Senior Notes	7.875%	2/16/32	1,070,000		1,177,952	(c)

Peru - 0.6%
Republic of Peru, Senior Bonds	4.125%	8/25/27	2,030,000		2,229,955

Russia - 2.1%
Russian Federal Bond, Bonds	7.050%	1/19/28	525,461,000	RUB	8,724,513

Senegal - 0.5%
Republic of Senegal, Bonds	6.250%	5/23/33	1,900,000		1,969,635	(a)

Sweden - 0.9%
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	3,626,360

Turkey - 0.2%
Republic of Turkey, Bonds	10.600%	2/11/26	3,300,000	TRY	829,882

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

SECURITY	RATE	MATURITY DATE		FACE AMOUNT†		VALUE
Uruguay - 0.2%
Republic of Uruguay, Senior Bonds	8.500%	3/15/28		8,500,000	UYU	$296,029	(a)
Republic of Uruguay, Senior Notes	9.875%	6/20/22		18,400,000	UYU	673,316	(a)

Total Uruguay						969,345

TOTAL SOVEREIGN BONDS (Cost - $79,649,314)						79,342,197

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.4%
U.S. Government Obligations - 0.4%
U.S. Treasury Bonds	3.000%	2/15/47		1,680,000		1,722,394
U.S. Treasury Bonds	3.000%	5/15/47		40,000		41,013

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $1,800,156)						1,763,407

				SHARES
COMMON STOCKS - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Berry Petroleum Co.				8,836		64,061	*(f)
MWO Holdings LLC				488		47,922	*(f)(g)

TOTAL COMMON STOCKS (Cost - $611,204)						111,983

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.2%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%			9,569		111,240	(b)
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%			143		1,662	(b)(o)
Sanchez Energy Corp.	4.875%			5,600		91,350
Sanchez Energy Corp.	6.500%			42,350		780,511

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $1,842,378)						984,763

PREFERRED STOCKS - 0.0%
INDUSTRIALS - 0.0%
Trading Companies & Distributors - 0.0%
General Finance Corp. (Cost - $58,350)	8.125%			2,334		57,323

		EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.1%
EXCHANGE-TRADED PURCHASED OPTIONS - 0.1%
E-mini S&P 500 Index Futures, Put @ $2,300.00		12/15/17	170	21,868,375		26,775
E-mini S&P 500 Index Futures, Put @ $2,400.00		11/17/17	240	30,873,000		18,600
E-mini S&P 500 Index Futures, Put @ $2,425.00		1/19/18	198	25,470,225		148,500
U.S. Treasury 10-Year Notes, Call @ $125.50		11/24/17	77	77,000		19,250
U.S. Treasury 10-Year Notes, Call @ $126.00		11/24/17	116	116,000		14,500

TOTAL PURCHASED OPTIONS (Cost - $521,201)						227,625

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $386,743,895)						384,870,783

				SHARES
SHORT-TERM INVESTMENTS - 3.5%
Western Asset Government Cash Management Portfolio LLC (Cost - $14,104,417)	1.100%			14,104,417		14,104,417	(p)

TOTAL INVESTMENTS - 97.7% (Cost - $400,848,312)						398,975,200
Other Assets in Excess of Liabilities - 2.3%						9,327,083

TOTAL NET ASSETS - 100.0%						$408,302,283

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Value is less than $1.

(f)	Security is valued using significant unobservable inputs (See Note 1).

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	The maturity principal is currently in default as of October 31, 2017.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	The coupon payment on these securities is currently in default as of October 31, 2017.

(k)	Securities traded on a when-issued or delayed delivery basis.

(l)	Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(o)	Restricted security (See Note 3).

(p)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At October 31, 2017, the total market value of investments in Affiliated Companies was $14,104,417 and the cost was $14,104,417 (See Note 2).

Abbreviations used in this schedule:

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
EURIBOR	— Euro Interbank Offered Rate
GBP	— British Pound
IDR	— Indonesian Rupiah
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PAC	— Planned Amortization Class
RUB	— Russian Ruble
SEK	— Swedish Krona
TRY	— Turkish Lira
UYU	— Uruguayan Peso

SCHEDULE OF EXCHANGE-TRADED WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	NOTIONAL AMOUNT	VALUE
E-mini S&P 500 Index Futures, Put	12/15/17	$2,200.00	170	$21,868,375	$14,875
E-mini S&P 500 Index Futures, Put	1/19/18	2,300.00	99	12,735,113	37,125
E-mini S&P 500 Index Futures, Put	11/17/17	2,300.00	240	30,873,000	8,400
U.S. Treasury 10-Year Notes Futures, Call	11/24/17	130.00	163	163,000	163
U.S. Treasury 10-Year Notes Futures, Call	11/24/17	129.50	202	202,000	3,156

TOTAL EXCHANGE-TRADED WRITTEN OPTIONS (Premiums received - $322,259)					$63,719

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

At October 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	137	12/18	$33,527,833	$33,590,687	$62,854
Australian 10-Year Bonds	112	12/17	11,025,882	11,045,176	19,294
Euro BTP	70	12/17	11,048,101	11,382,094	333,993
U.S. Treasury 2-Year Notes	7	12/17	1,510,189	1,507,516	(2,673)
U.S. Treasury 5-Year Notes	192	12/17	22,483,786	22,500,000	16,214
U.S. Treasury 10-Year Notes	355	12/17	45,009,363	44,352,813	(656,550)
U.S. Treasury 10-Year Ultra Long-Term Bonds	10	12/17	1,358,158	1,339,219	(18,939)
U.S. Treasury Ultra Long-Term Bonds	106	12/17	17,772,735	17,466,813	(305,922)

					(551,729)

Contracts to Sell:
90-Day Eurodollar	1,583	12/17	390,098,418	389,774,175	324,243
90-Day Eurodollar	324	3/18	79,696,517	79,663,500	33,017
90-Day Eurodollar	74	12/19	18,052,960	18,105,025	(52,065)
Euro-Bund	262	12/17	49,576,931	49,669,765	(92,834)
U.S. Treasury Long-Term Bonds	25	12/17	3,882,700	3,811,719	70,981

					283,342

Net unrealized depreciation on open futures contracts					$(268,387)

At October 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,983,815	PHP	206,023,000	Deutsche Bank AG	11/15/17	$(3,733)
ARS	30,840,000	USD	1,774,964	JPMorgan Chase & Co.	11/15/17	(41,954)
CAD	2,510,000	USD	1,962,043	Bank of America N.A.	1/19/18	(14,832)
JPY	4,227	USD	38	Bank of America N.A.	1/19/18	—
USD	763,716	MXN	14,375,799	Bank of America N.A.	1/19/18	23,696
EUR	200,000	USD	238,281	Barclays Bank PLC	1/19/18	(4,230)
EUR	1,400,000	USD	1,658,535	Barclays Bank PLC	1/19/18	(20,184)
INR	991,710,000	USD	15,043,003	Barclays Bank PLC	1/19/18	121,254
PLN	7,111,311	USD	1,969,729	Barclays Bank PLC	1/19/18	(15,029)
SEK	400,000	USD	49,051	Barclays Bank PLC	1/19/18	(1,030)
USD	4,821,275	AUD	6,200,000	Barclays Bank PLC	1/19/18	79,446
USD	2,719,950	CAD	3,399,659	Barclays Bank PLC	1/19/18	82,558
USD	16,775,205	GBP	12,583,511	Barclays Bank PLC	1/19/18	20,308
USD	201,081	NZD	284,891	Barclays Bank PLC	1/19/18	6,389
USD	1,940,990	PHP	101,013,000	Barclays Bank PLC	1/19/18	(6,587)
USD	818,289	RUB	48,000,000	Barclays Bank PLC	1/19/18	7,965
USD	5,291,048	SEK	42,360,000	Barclays Bank PLC	1/19/18	205,650
USD	18,493	SEK	150,000	Barclays Bank PLC	1/19/18	485
USD	74,041	SEK	600,000	Barclays Bank PLC	1/19/18	2,010
EUR	150,000	USD	178,010	Citibank N.A.	1/19/18	(2,472)
IDR	51,641,435,293	USD	3,795,462	Citibank N.A.	1/19/18	(14,820)
USD	2,837,272	CNH	18,970,000	Citibank N.A.	1/19/18	(7,926)
USD	3,938,354	EUR	3,316,899	Citibank N.A.	1/19/18	56,748
CZK	43,554,769	USD	2,010,978	JPMorgan Chase & Co.	1/19/18	(23,818)
EUR	840,000	USD	999,361	JPMorgan Chase & Co.	1/19/18	(16,350)
USD	754,159	BRL	2,425,600	JPMorgan Chase & Co.	1/19/18	19,705
USD	5,006,283	TWD	151,390,000	JPMorgan Chase & Co.	1/19/18	(33,447)
ARS	16,240,000	USD	835,821	Citibank N.A.	2/5/18	32,249
ARS	8,029,000	USD	410,691	Citibank N.A.	2/5/18	18,480

Total						$470,531

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

Abbreviations used in this table:

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNH	— Chinese Offshore Yuan
CZK	— Czech Republic Koruna
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
TWD	— Taiwan Dollar
USD	— United States Dollar

At October 31, 2017, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC	29,728,385	BRL	1/4/21	BRL-CDI**	1.078%**	—	$1,321,688
Banc of America Securities LLC	3,410,000		10/17/47	2.215%**	CPURNSA**	—	(2,566)

Total						—	$1,319,122

CENTRALLY CLEARED INTEREST RATE SWAPS
NOTIONAL AMOUNT*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
407,530,000	SEK	3/14/19	(0.220)% annually	3-Month SEK-STIBOR-SIDE	$2,603	$(92,084)
23,620,000	GBP	9/19/19	0.787% semi-annually	6-Month LIBOR-semi-annually	273	16,153
32,180,000		9/21/19	3-Month LIBOR-quarterly	1.656% semi-annually	—	(87,372)
5,850,000		6/13/21	3-Month LIBOR-quarterly	1.185% semi-annually	—	(164,572)
5,840,000		6/13/26	1.580% semi-annually	3-Month LIBOR-quarterly	713	337,823
14,256,000		11/15/43	2.474% semi-annually	3-Month LIBOR-quarterly	273,494	144,177
1,991,500	EUR	8/23/47	1.498% annually	EURIBOR-Reuters semi-annually	1,880	24,505

Total					$278,963	$178,630

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse (Markit CMBX.NA.BBB-.6 Index)	$110,000	5/11/63	3.000% monthly	$(18,404)	$(17,261)	$(1,143)
Credit Suisse (Markit CMBX.NA.BBB-.6 Index)	400,000	5/11/63	3.000% Monthly	(66,921)	(64,043)	(2,878)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.A.6 Index)	700,000	5/11/63	2.000% monthly	(41,764)	(34,576)	(7,188)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.A.6 Index)	700,000	5/11/63	2.000% monthly	(41,764)	(34,336)	(7,428)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.6 Index)	100,000	5/11/63	3.000% monthly	(16,730)	(16,183)	(547)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.6 Index)	100,000	5/11/63	3.000% monthly	(16,731)	(15,067)	(1,664)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.6 Index)	200,000	5/11/63	3.000% monthly	(33,460)	(32,367)	(1,093)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.6 Index)	390,000	5/11/63	3.000% monthly	(65,249)	(61,342)	(3,907)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.9 Index)	4,400,000	9/17/58	3.000% monthly	(507,423)	(564,861)	57,438
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.9 Index)	4,400,000	9/17/58	3.000% monthly	(507,423)	(587,826)	80,403

Total	$11,500,000			$(1,315,869)	$(1,427,862)	$111,993

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse (Markit CMBX.NA.AAA.6 Index)	$197,827	5/11/63	0.500%	$(1,115)	$(1,369)	$254
Credit Suisse (Markit CMBX.NA.AAA.6 Index)	1,186,964	5/11/63	0.500%	(6,689)	(7,684)	995
Morgan Stanley & Co. Inc. (Markit CMBX.NA.AAA.6 Index)	1,384,792	5/11/63	0.500% monthly	(7,803)	(8,949)	1,146

Total	$2,769,583			$(15,607)	$(18,002)	$2,395

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Markit CDX.NA.HY.29 Index	$13,970,000	12/20/22	5.000% quarterly	$(1,172,685)	$(1,027,739)	$(144,946)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2017

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

Abbreviation used in this Schedule:

BRL	— Brazilian Real
SEK	— Swedish Krona
GBP	— British Pound
EUR	— EURO

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Energy	—	$28,754,102	$0	*	$28,754,102
Health Care	—	13,230,755	1,992,655		15,223,410
Materials	—	17,449,371	0	*	17,449,371
Other Corporate Bonds & Notes	—	112,776,535	—		112,776,535
Asset-Backed Securities	—	32,628,299	—		32,628,299
Collateralized Mortgage Obligations	—	59,033,617	—		59,033,617
Convertible Bonds & Notes	—	4,580,606	—		4,580,606
Mortgage-Backed Securities	—	14,234	—		14,234
Senior Loans:
Consumer Discretionary	—	12,607,582	312,000		12,919,582
Other Senior Loans	—	19,003,729	—		19,003,729
Sovereign Bonds	—	79,342,197	—		79,342,197
U.S. Government & Agency Obligations	—	1,763,407	—		1,763,407
Common Stocks:
Energy	—	—	111,983		111,983
Convertible Preferred Stocks	—	984,763	—		984,763
Preferred Stocks	$57,323	—	—		57,323
Purchased Options	227,625	—	—		227,625

Total Long-Term Investments	$284,948	$382,169,197	$2,416,638		$384,870,783

Short-Term Investments†	—	14,104,417	—		14,104,417

Total Investments	$284,948	$396,273,614	$2,416,638		$398,975,200

Other Assets	—	—	10,015		10,015
Other Financial Instruments:
Futures Contracts	860,596	—	—		860,596
Forward Foreign Currency Contracts	—	676,943	—		676,943
OTC Interest Rate Swaps‡	—	1,321,688	—		1,321,688
Centrally Cleared Interest Rate Swaps	—	522,658	—		522,658

Total Other Financial Instruments	$860,596	$2,521,289	$10,015		$3,391,900

Total	$1,145,544	$398,794,903	$2,426,653		$402,367,100

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Written Options	$63,719	—	—	$63,719
Futures Contracts	1,128,983	—	—	1,128,983
Forward Foreign Currency Contracts	—	$206,412	—	206,412
OTC Interest Rate Swaps‡	—	2,566	—	2,566
OTC Credit Default Swaps on Credit Indices - Sell Protection‡	—	1,315,869	—	1,315,869
OTC Credit Default Swaps on Credit Indices - Buy Protection‡	—	15,607	—	15,607
Centrally Cleared Interest Rate Swaps	—	344,028	—	344,028
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	144,946	—	144,946

Total	$1,192,702	$2,029,428	—	$3,222,130

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

2. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the period ended October 31, 2017. The following transactions were effected in shares of such companies for the period ended October 31, 2017.

	Affiliate Value at July 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2017
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$32,904,417	32,904,417	$18,800,000	18,800,000	—	$16,540	—	$14,104,417

3. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/ Face Amount	Acquisition Date	Cost	Value at 10/31/2017		Value per Share/Unit	Percent of Net Assets
Berry Petroleum Co.,
Convertible Preferred Stock	143	2/17	$1,430	$1,662		$11.62	0.00%
Bio Script Inc., First Lien Notes, 8.224%, due 6/30/22	1,979,000	6/17	1,960,300	1,992,655	(a)	100.69	0.49

Total			$1,961,730	$1,994,317

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	December 21, 2017

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	December 21, 2017